FOR IMMEDIATE RELEASE:

Investor Contact:
Tom Line—Chief Financial Officer
614-255-5989 (tline@diamond-hill.com)
Media Contact:
Lara Hoffmans—Managing Director-Marketing
614-255-5550 (lhoffmans@diamond-hill.com)

DIAMOND HILL INVESTMENT GROUP, INC.
REPORTS 2023 FINANCIAL RESULTS AND DECLARES FIRST QUARTER DIVIDEND

COLUMBUS, OHIO - February 29, 2024 - Diamond Hill Investment Group, Inc. (Nasdaq: DHIL) today reported results for the fourth quarter of 2023 and the year ended December 31, 2023. The Company derives its consolidated revenue and net income from investment advisory and fund administration services provided by its subsidiary, Diamond Hill Capital Management, Inc.

The following are selected highlights for the year ended December 31, 2023:

•Assets under management ("AUM") and assets under advisement ("AUA") combined was $29.2 billion, compared to $26.6 billion as of December 31, 2022.
•Average AUM and AUA combined was $27.3 billion, compared to $29.6 billion during 2022.
•Net client outflows were $494.0 million, compared to $2.2 billion of net outflows during 2022.
•Revenue was $136.7 million, compared to $154.5 million in 2022.
•Operating profit margin was 26% in 2023, compared to 42% in 2022. Adjusted operating profit margin1 was 30% in 2023 and 39% in 2022.
•Investment income was $23.1 million in 2023, compared to investment loss of $20.2 million in 2022.
•Net income attributable to common shareholders was $42.2 million, compared to $40.4 million in 2022.
•Earnings per share attributable to common shareholders - diluted was $14.32 in 2023, compared to $13.01 in 2022.
•Adjusted earnings per share attributable to common shareholders - diluted2 was $10.28, compared to $14.40 in 2022.
•The Company returned a total of $52.6 million to its shareholders - $34.9 million through the repurchase of 212,638 common shares and $17.7 million through dividends totaling $6.00 per common share.

“Our 2023 revenue was impacted by lower average assets under management/advisement, and outflows from U.S. equity strategies, offset in part by inflows into our fixed income offerings,” said Heather Brilliant, CEO. “Despite a challenging year, we ended 2023 in a much stronger position than we began, and we are pleased with the way our growth in fixed income helped improve the diversification of our business. Our adjusted operating margin was impacted by investments we are making in our business which we anticipate will contribute to our long-term competitive strength.”

1 Adjusts the financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP") for the impact of market movements on the deferred compensation liability and related economic hedges, and the impact of any consolidated funds. During each of the first three quarters of 2023 and full year 2022, the Diamond Hill International Fund was consolidated. During each of the first two quarters of 2022, the Diamond Hill Large Cap Concentrated Fund was also consolidated. The fund(s) consolidated during the applicable period are referred to as the “Consolidated Funds.” See the reconciliation to the comparable GAAP financial measure at the end of this earnings release.

2 Adjusts the financial measure calculated in accordance with GAAP for the impact of the Consolidated Funds, the gain on the sale of the Diamond Hill Corporate Credit and the Diamond Hill High Yield investment advisory contracts (“the “High Yield-Focused Advisory Contracts”) effective July 30, 2021, and investment income related to certain other investments. See the reconciliation to the comparable GAAP financial measure at the end of this earnings release.

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Dividend:

The Company’s board of directors has approved the payment of a regular quarterly cash dividend of $1.50 per common share. The dividend will be paid on March 22, 2024, to the Company’s shareholders of record as of March 11, 2024.

Selected Income Statement Data
(in thousands, except per share figures and percentages)

	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	% Change	2023	2022	% Change
Revenue	$33,821	$34,954	(3)%	$136,716	$154,496	(12)%
Compensation and related costs, excluding deferred compensation expense (benefit)	19,131	17,376	10%	70,731	70,505	—%
Deferred compensation expense (benefit)	3,732	2,517	48%	5,600	(4,402)	(227)%
Other expenses	6,543	6,085	8%	24,881	24,062	3%
Total operating expenses	29,406	25,978	13%	101,212	90,165	12%
Net operating income	4,415	8,976	(51)%	35,504	64,331	(45)%
Investment income (loss), net	13,349	13,115	2%	23,071	(20,187)	(214)%
Gain on sale of High Yield-Focused Advisory Contracts	—	—	NM	—	6,815	(100)%
Net income before taxes	17,764	22,091	(20)%	58,575	50,959	15%
Income tax expense	(4,151)	(5,082)	(18)%	(15,490)	(14,088)	10%
Net income	13,613	17,009	(20)%	43,085	36,871	17%
Net loss (income) attributable to redeemable noncontrolling interest	—	(2,131)	NM	(859)	3,563	NM
Net income attributable to common shareholders	$13,613	$14,878	(9)%	$42,226	$40,434	4%

Earnings per share attributable to common shareholders - diluted	$4.76	$4.93	(3)%	$14.32	$13.01	10%

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Selected Assets Under Management and Assets Under Advisement Data

	Change in AUM and AUA
	For the Year Ended December 31,
(in millions)	2023	2022
AUM at beginning of the year	$24,763	$31,028
Net cash inflows (outflows)
Diamond Hill Funds	(599)	(2,433)
Separately managed accounts	(416)	(73)
Collective investment trusts	153	486
Other pooled vehicles	368	(221)
	(494)	(2,241)
Net market appreciation (depreciation) and income	3,149	(4,024)
Increase (decrease) during the year	2,655	(6,265)
AUM at end of the year	27,418	24,763
AUA at end of the year	1,746	1,802
Total AUM and AUA at end of the year	$29,164	$26,565

Average AUM during the year	$25,552	$27,599
Average AUA during the year	1,769	1,952
Total average AUM and AUA during the year	$27,321	$29,551

	Net Cash (Outflows) Inflows Further Breakdown
	For the Year Ended December 31
(in millions)	2023	2022
Net cash (outflows) inflows
Equity	$(1,865)	$(2,247)
Fixed Income	1,371	6
	$(494)	$(2,241)

About Diamond Hill:
Diamond Hill invests on behalf of clients through a shared commitment to its valuation-driven investment principles, long-term perspective, capacity discipline and client alignment. An independent active asset manager with significant employee ownership, Diamond Hill’s investment strategies include differentiated U.S. and international equity, alternative long-short equity and fixed income. For more information visit www.diamond-hill.com.

325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

Non-GAAP Financial Measures and Reconciliation
As supplemental information, the Company is providing certain financial measures that are based on methodologies other than GAAP (“non-GAAP”). Management believes the non-GAAP financial measures below are useful measures of the Company’s core business activities, are important metrics in estimating the value of an asset management business, and help facilitate comparisons to Company operating performance across periods. These non-GAAP financial measures should not be used as a substitute for financial measures calculated in accordance with GAAP and may be calculated differently by other companies. The following schedules reconcile the differences between financial measures calculated in accordance with GAAP and non-GAAP financial measures for 2023 and 2022.

	Year Ended December 31, 2023
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income	Income tax expense(5)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$101,212	$35,504	$23,071	$15,490	$42,226	$14.32	26%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(5,600)	5,600	(5,600)	—	—	—	4%
Consolidated Funds(2)	—	330	(4,148)	(793)	(2,166)	(0.73)	—
Other investment income(4)	—	—	$(13,323)	(3,571)	(9,752)	(3.31)	—

Adjusted Non-GAAP Basis	$95,612	$41,434	—	$11,126	$30,308	$10.28	30%

	Year Ended December 31, 2022
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non-operating income	Income tax expense(5)	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$90,165	$64,331	$(13,373)	$14,088	$40,434	$13.01	42%
Non-GAAP Adjustments:
Deferred compensation liability(1)	4,402	(4,402)	4,402	—	—	—	(3)%
Consolidated Funds(2)	—	423	11,317	2,113	6,063	1.95	—
Gain on sale of High-Yield Focused Advisory Contracts(3)	—	—	(6,814)	(1,761)	(5,053)	(1.63)	—
Other investment income(4)	—	—	$4,468	1,155	3,313	1.07	—

Adjusted Non-GAAP Basis	$94,567	$60,352	—	$15,595	$44,757	$14.40	39%

(1) This non-GAAP adjustment removes the compensation expense resulting from market valuation changes in the Diamond Hill Fixed Term Deferred Compensation Plan and the Diamond Hill Variable Term Deferred Compensation Plan’s (together, the “Deferred Compensation Plans”) liability and the related net gains/losses on investments designated as an economic hedge against the related liability. Amounts deferred under the Deferred Compensation Plans are adjusted for appreciation/depreciation of investments chosen by participants. The Company believes it is useful to offset the non-operating investment income or loss realized on the hedges against the related compensation expense and remove the net impact to help readers understand the Company’s core operating results and to improve comparability from period to period.
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

(2) This non-GAAP adjustment removes the impact that the Consolidated Funds have on the Company’s GAAP consolidated statements of income. Specifically, the Company adds back the operating expenses and subtracts the investment income of the Consolidated Funds. The adjustment to net operating income represents the operating expenses of the Consolidated Funds, net of the elimination of related management and administrative fees. The adjustment to net income attributable to common shareholders represents the net income of the Consolidated Funds, net of redeemable non-controlling interests. The Company believes removing the impact of the Consolidated Funds helps readers understand its core operating results and improves comparability from period to period.
(3) This non-GAAP adjustment removes the impact of the gain on the sale of the High Yield-Focused Advisory Contracts. The sale of the High Yield-Focused Advisory Contracts was a discrete transaction, thus, the Company believes that removing the impact of the gain helps readers understand the Company’s core operating results and improves comparability period to period.
(4) This non-GAAP adjustment represents the net gains or losses earned on the Company’s non-consolidated investment portfolio that are not designated as economic hedges of the Deferred Compensation Plans’ liability, non-consolidated seed investments, and other investments. The Company believes adjusting for these non-operating income or loss items helps readers understand the Company’s core operating results and improves comparability from period to period.
(5) The income tax expense impacts were calculated and resulted in an overall non-GAAP effective tax rate of 26.8% for 2023, and 25.8% for 2022.

The Company does not recommend that investors consider the above non-GAAP financial measures alone, or as a substitute for, financial information prepared in accordance with GAAP.
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Cautionary Note Regarding Forward-Looking Statements

Throughout this press release, the Company may make "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are provided under the “safe harbor” protection of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding, anticipated operating results, prospects and levels of assets under management, technological developments, economic trends (including interest rates and market volatility), expected transactions and similar matters. The words “may,” “believe,” “expect,” “anticipate,” “target,” “goal,” “project,” “estimate,” “guidance,” “forecast,” “outlook,” “would,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend,” and variations of such words and similar expressions identify such forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals, or targets are also forward-looking statements. Forward-looking statements are based on our expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company's actual results and experiences may differ materially from the anticipated results or other expectations expressed in its forward-looking statements.

Factors that may cause the Company's actual results or experiences to differ materially from results discussed in forward-looking statements are discussed under Part I, Item 1A (Risk Factors) and elsewhere in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These factors include, but are not limited to: (i) any reduction in the Company's assets under management (“AUM”) or assets under advisement (“AUA”); (ii) withdrawal, renegotiation, or termination of investment advisory agreements; (iii) damage to the Company's reputation; (iv) failure to comply with investment guidelines or other contractual requirements; (v) challenges from the competition the Company faces in its business; (vi) challenges from industry trends towards lower fee strategies and model portfolio arrangements; (vii) adverse regulatory and legal developments; (viii) unfavorable changes in tax laws or limitations; (ix) interruptions in or failure to provide critical technological service by the Company or third parties; (x) adverse civil litigation and government investigations or proceedings; (xi) failure to adapt to or successfully incorporate technological changes, such as artificial intelligence, into the Company’s business; (xii) risk of loss on the Company's investments; (xiii) lack of sufficient capital on satisfactory terms; (xiv) losses or costs not covered by insurance; (xv) a decline in the performance of the Company's products; (xvi) changes in interest rates and inflation; (xvii) changes in national and local economic and political conditions; (xix) the continuing economic uncertainty in various parts of the world; (xviii) the after-effects of the COVID-19 pandemic and the actions taken in connection therewith; (xx) political uncertainty caused by, among other things, political parties, economic nationalist sentiments, tensions surrounding the current socioeconomic landscape; and (xix), other risks identified from time-to-time in our public documents on file with the U.S. Securities and Exchange Commission.
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com

In light of the significant uncertainties in forward-looking statements, the inclusion of such information should not be regarded as a representation by the Company or any other person that its expectations, objectives and plans will be achieved. All forward-looking statements made in this press release are based on information presently available to the management of the Company and speak only as of the date hereof. Readers are cautioned not to place undue reliance on forward-looking statements. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect it. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law, although it may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.
325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215 614-255-3333 info@diamond-hill.com